Other receivables and other payables	12 Months Ended
Dec. 31, 2025
Trade and other payables [abstract]
Other receivables and other payables	21. Other receivables and other payables

Significant accounting judgements and estimates
Expected future cash flows used to determine the carrying value of the other payables (namely the Rustenburg operation deferred payment, right of recovery payable, Marikana dividend obligation and contingent consideration), the right of recovery receivable and the fair value of hedge instruments are inherently uncertain and could materially change over time. The expected future cash flows are significantly affected by a number of factors including reserves and production estimates, together with economic factors such as the expected commodity price, currency exchange rates, and estimates of production costs, future capital expenditure and discount rates.
Accounting policy
Financial instruments included in other receivables are categorised as financial assets measured at amortised cost and those included in other payables are categorised as other financial liabilities as applicable. These assets and liabilities are initially recognised at fair value.
Subsequent to initial recognition, financial instruments included in other receivables and other payables are measured at amortised cost, except where fair value through profit or loss measurement is appropriate. Contingent consideration, and derivative financial instruments such as the metals borrowings liability and hedges are measured at fair value through profit or loss.
Reimbursements, such as rehabilitation reimbursements from other parties are not financial instruments, and are recognised as a separate asset where recovery is virtually certain. The amount recognised is limited to the amount of the relevant rehabilitation provision. If the party that will make the reimbursement cannot be identified, then the reimbursement is generally not virtually certain and cannot be recognised.
If the only uncertainty regarding the recovery relates to the amount of the recovery, the reimbursement amount often qualifies to be recognised as an asset.
Other receivables and payables that do not arise from contractual rights and obligations, such as receivables on rates and taxes, are recognised and measured at the amount expected to be received or paid.
Statement of cash flows
The acquisition date fair value of deferred payments and contingent consideration relating to business combinations is part of the aggregate consideration for obtaining control of the underlying net assets. Therefore, unless the obligations are clearly part of the borrowing structure of the group, repayments of the acquisition date fair value are classified as investing activities. Additional deferred/
contingent payments in excess of the acquisition date fair value are considered to be operating activity cash flows by nature.

21.1 Other receivables

Figures in million – SA rand	Note	2025	2024	2023
Rates and taxes receivable		93	94	74
Pre-paid royalties		282	296	310
Section 45X credit receivable	4	5,858	—	—
Other		511	257	165
Total other receivables		6,744	647	549
Reconciliation of the non-current and current portion of the other receivables:
Other receivables		6,744	647	549
Current portion of other receivables		(4,816)	(156)	(26)
Non-current portion of other receivables		1,928	491	523
21.2 Other payables

Figures in million – SA rand	2025	Revised 2024	2023
Contingent consideration (Kroondal acquisition)	—	—	1,570
Deferred/contingent consideration (Pandora acquisition)	—	—	44
Marikana dividend obligation	810	730	1,626
Keliber dividend obligation	—	388	1,147
Metals borrowings liability	1,667	855	—
NCI put liability	96	109	—
Gold and zinc hedge derivative liability	468	494	173
Other[1]	640	969	862
Total other payables	3,681	3,545	5,422
Reconciliation of the non-current and current portion of the other receivables:
Other payables	3,681	3,545	5,422
Current portion of other payables	(2,279)	(1,730)	(2,015)
Non-current portion of other payables	1,402	1,815	3,407
1The revised 2024 balance includes the additional payment in respect of the Reldan business combination amounting to R96 million (see note 16.2)
Contingent consideration (Kroondal acquisition)
The Group (through SRPM) assumed full ownership of Kroondal on 1 November 2023 (effective date) by acquiring RPM's 50% in the
Kroondal PSA. The Group agreed to pay RPM a contingent consideration based on a percentage of the cumulative pre-tax cash flows of the Kroondal PSA until a total of 1,350,000 4E ounces (on a 100% basis) was delivered to RPM (agreed PSA ounces). At the effective date, approximately 204,517 4E ounces were still outstanding in terms of the Kroondal PSA and continued to be delivered under the terms of the
PoC arrangement. The percentage was determined based on a sliding scale/specific ranges of the PGM basket price included in the sale agreement. The Group would not make any payment to RPM if the cumulative pre-tax cash flows of the Kroondal PSA was negative. The remaining ounces were delivered during 2024 and resulted in the Group settling this portion of the contingent consideration amounting to cash payments of R292 million. The Group also agreed to pay RPM an amount equal to 50%of the amount receivable from RPM at the end of the final measurement period in respect of the agreed PSA ounces (agreed PSA ounces receivable). The Group determined the contingent consideration at the effective date as 50% of the agreed PSA ounces receivable. RPM withheld 50% of each payment of the agreed PSA ounces receivable until the payment of R882 million was paid in full. This payment is a non-cash transaction for the Group, as the contingent consideration was offset with the 50% of the PSA ounces. During 2025, the assets and liabilities of Kroondal were transferred to SRPM (see note 1.1).
The Kroondal contingent consideration movement for the year is as follows:

Figures in million – SA rand	Note	2025	2024	2023
Balance at the beginning of the year		—	1,570	—
Contingent consideration on acquisition of subsidiary		—	—	1,433
Payment made		—	(1,174)	—
(Gain)/loss on revised estimated cash flows	7	—	(396)	137
Balance at end of the year		—	—	1,570
Deferred/contingent consideration (Pandora acquisition)
The Lonmin group acquired the remaining 50% stake in Pandora Joint Venture in 2017. The purchase price included a deferred and contingent consideration element. The deferred payment element represented a minimum consideration of R400 million, which was settled through a cash payment based on 20% of the distributable free cash flows generated from the Pandora E3 operations on an annual basis for a period of 6 years, ended on 30 November 2023. The fair value of the deferred consideration at acquisition of Lonmin by the Group was determined using the present value of the future cash flows at a discount rate of 12.5%. The contingent consideration element was based on the extent to which 20% of the distributable free cash flows exceeded R400 million. This element was valued at R44 million at 31
December 2023. The distributable free cash flow was derived from forecast cash flow models. These models used several key assumptions, including estimates of future sales volumes, PGM prices, operating costs and capital expenditure. The Group settled the remaining
R44 million liability on 1 February 2024.
The Pandora deferred consideration movement for the year is as follows:

Figures in million – SA rand	Note	2025	2024	2023
Balance at the beginning of the year		—	44	128
Interest charge	5.2	—	—	3
Loss on revised estimated cash flows		—	—	39
Payment made		—	(44)	(126)
Balance at end of the year		—	—	44
Marikana dividend obligation
The Marikana dividend obligation relates to amounts payable to external shareholders through an intermediate company holding structure. The obligation is classified as a financial liability measured at amortised cost. At year end, the dividend obligation was measured applying the same assumptions as set out in note 6.4, except for the discount rates of 11.64% (EPL) and 11.71% (WPL), which remains consistent over the life of the obligation (see note 6.4 for additional detail regarding the Marikana B-BBEE transaction).
The following table summarises the changes in the Marikana dividend obligation:

Figures in million – SA rand	Notes	2025	2024	2023
Balance at the beginning of the year		730	1,626	2,129
Interest — unwinding of amortised cost	5.2	85	188	236
Gain on revised estimated cash flows	7	(5)	(1,046)	(548)
Payments made		—	(38)	(191)
Balance at end of the year		810	730	1,626
Keliber dividend obligation
During April 2023, Sibanye-Stillwater (through its wholly-owned subsidiary, Keliber Lithium Proprietary Limited) signed a revised shareholders'
agreement with the Finnish Minerals Group, which resulted in a contractual obligation to declare dividends amounting to 40% of the free cash flow of Keliber. A dividend obligation was recognised for the NCI of Keliber on the effective date of the agreement (25 April 2023) at
R792 million, with a corresponding reduction in NCI (see note 26.1 for other NCI changes). The Group's attributable portion of the dividend obligation eliminates on consolidation. The dividend obligation is a financial liability and was initially measured at fair value less any directly attributable costs, and subsequently measured at amortised cost.
At 31 December 2025 the following assumptions were applied in measuring the Keliber dividend obligation:

		2025	2024	2023
Average lithium hydroxide price	US$/t	17,475	18,640	22,933
Real discount rate	%	9.83	9.83	9.83
Inflation rate	%	2.5	2.5	2.5
Life-of-mine	years	20	23	24
The following table summarises the changes in the Keliber dividend obligation:

Figures in million – SA rand	Note	2025	2024	2023
Balance at the beginning of the year		388	1,147	—
Initial recognition of the Keliber dividend obligation		—	—	792
(Gain)/loss on revised estimated cash flows[1]	7	(427)	(811)	287
Interest — unwinding of amortised cost		34	109	52
Foreign currency translation reserve		5	(57)	16
Balance at end of the year		—	388	1,147
1The gain on revised estimated cash flow for the year ended 31 December 2025 is primarily as a result of a decrease in the long term lithium hydroxide price, which resulted in decreased expected future cash flows from Keliber
Metals borrowings liability
The metals borrowings liability relates to precious metals that are borrowed and repaid under a consignment arrangement with a financial institution for working capital cash management purposes, by the Pennsylvania recycling site. The precious metals traded are gold, silver, platinum and palladium, and transactions with the lender are recorded at the daily market prices on the day the metals are traded.
Settlement of transactions is usually within two to three business days after the trade date. The liability is measured at fair value according to the market borrowing position, with fair value movements recognised in profit or loss.
The following table summarises the changes in the metals borrowings liability:

Figures in million – SA rand	2025	2024	2023
Balance at the beginning of the year	855	—	—
Initial recognition on acquisition of subsidiary	—	956	—
Cash advances received	7,985	4,337	—
Non-cash advances received	1,222	—	—
Settlements (cash)	(1,129)	—	—
Settlements through delivery of metals (non-cash)	(7,645)	(4,308)	—
Loss/(gain) on commodity price movements	534	(136)	—
Foreign currency translation reserve	(155)	6	—
Balance at end of the year	1,667	855	—
Deferred/contingent payments made
The table below summarises the cash deferred/contingent payments made during the year on the obligations set out above:

Figures in million – SA rand	2025	2024	2023
Deferred payment (Rustenburg operation)	—	—	3,607
Deferred/contingent consideration (Pandora acquisition)	—	44	126
Contingent consideration (Kroondal acquisition)	—	292	—
Total cash payments made	—	336	3,733
Payments in excess of the original fair value (operating cash flows)	—	44	3,733
Payments up to initial fair value (investing cash flows)	—	292	—
Fair value of other receivables and other payables
Due to the approaches applied in calculating the carrying values as described above, the fair values approximate the respective carrying values, except for the Marikana dividend obligation and the Keliber dividend obligation. At 31 December 2025, the fair value (level 3) of the Marikana dividend obligation amounted to R777 million (2024: R559 million, 2023: R1,257 million) and the fair value of the Keliber dividend obligation (level 3) at 31 December 2024 amounted to R532 million (2023: R1,434 million). The fair values were calculated by applying a market-related discount rate to expected future cash flows available for dividends at each year end (see note 35.1).
Market risk
The deferred/contingent consideration relating to Pandora (up to 31 December 2023), Kroondal contingent consideration (up to 31
December 2023) and the Marikana dividend obligation are sensitive to changes in the 4E basket price. A one percentage point increase in the 4E basket price would have impacted profit/loss before tax by R38 million (2024: R34 million, 2023: R70 million). The Keliber dividend obligation (up to 31 December 2024) was sensitive to changes in the lithium hydroxide price. A one percentage point increase in the lithium hydroxide price would have impacted profit/loss before tax by R26 million at 31 December 2024 (2023: R27 million).
Credit risk
The carrying value of the other receivables represents the maximum credit risk exposure of the Group in relation to these receivables. The
Group has reduced its exposure to credit risk by dealing with a limited number of approved counterparties (see note 35.2).